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                                                                   EXHIBIT 10.29


"*" denotes confidential information omitted from this Exhibit and filed separately with the Securities and Exchange Commission.


June 28, 2002


GAINSCO, INC.
500 Commerce Street
Fort Worth, TX  76102

Attention:  Mr. Glenn Anderson

Dear Mr. Anderson,

         We are pleased to provide you with a proposal regarding a transaction pursuant to which * (together with its subsidiaries, "*") would acquire National Specialty Lines, Inc., DLT Insurance Adjusters, Inc. and Lalande Financial Group, Inc. (collectively, the "Companies") from GAINSCO, INC. (the "Seller"). This letter and the term sheet attached hereto as Annex I (the "Term Sheet") are intended to set forth the basis under which * is prepared to conduct due diligence and further pursue a possible Transaction.

         The terms contained in the Term Sheet are intended only to describe the proposed Transaction and are not intended to create any obligation on the part of *, the Seller or the Companies. Accordingly, this letter, if agreed to by the Seller and the Companies, does not constitute a binding commitment, nor an offer by any of the parties to enter into a binding commitment, with respect to the Transaction. A binding commitment with respect to the Transaction will result only from the execution and delivery of definitive agreements and related documents, setting forth such terms and such additional understandings as the parties may develop in the course of further negotiations, and in each case subject to the conditions expressed therein.

         Prior to the execution of definitive agreements, * and its affiliates will complete its due diligence examination of the Companies and related matters. In connection with such due diligence review, the Seller and the Companies will ensure that *, its affiliates and each of their representatives are provided with such access to the Companies' management, facilities, books, records, workpapers and other information as *, its affiliates and their representatives may reasonably request, and the Seller and the Companies will ensure that *, its affiliates and their representatives will be entitled, upon reasonable notice, to contact and communicate with the customers and other persons that have business relationships with the Companies, subject to this letter and to the existing Confidentiality Acknowledgement dated March 4, 2002 between * and Seller (the "Confidentiality Agreement").


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         The goal of * and Seller is to sign a definitive agreement by August
30, 2002. In consideration for *'s continued pursuit of the Transaction and its commitment of significant resources and incurrence of substantial expense in connection therewith, until August 30, 2002, neither the Seller nor the Companies, nor their officers, directors, employees, advisors, agents, representatives, affiliates, security holders, or anyone acting on behalf of the Seller, the Companies or such persons (collectively, the "Representatives"), shall, directly or indirectly, solicit, initiate or engage in discussions or negotiations with, or provide any nonpublic information to, any third person (other than *, its affiliates and their representatives) concerning any merger, consolidation, liquidation, dissolution, sale of substantially all assets, purchase or sale of shares of capital stock, issuance of long-term debt securities or other business combination transaction involving the Companies; provided that the foregoing shall not restrict the placement of insurance risks or other operational matters in the ordinary course of the Companies business. The Seller, the Companies and the Representatives shall immediately terminate all discussions and negotiations with any person (other than *, its affiliates or their representatives) concerning any such transaction. The Seller and the Companies shall notify all of their Representatives of the requirements of this paragraph and ensure the compliance thereof by the Representatives. The term "person" as used herein shall be interpreted broadly and shall include, without limitation, any individual, corporation, partnership, limited liability company, trust, estate, business trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

         Except as required by law, without the prior written consent of *, neither the Seller nor the Companies, nor any of their Representatives, shall disclose to any person or entity (other than regulatory agencies) the nature of the Transaction or any of the terms, conditions or other facts regarding the Transaction, including the status thereof. The Seller and the Companies shall notify all of their Representatives of the requirements of this paragraph and ensure the compliance thereof by the Representatives.

         This letter, together with the Confidentiality Agreement constitutes the entire agreement among the parties regarding the subject matter hereof.


                                     * * * *

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         If you are interested in proceeding with the above described
Transaction on the terms set forth herein and in the Term Sheet, please sign in the space provided below and return to us an executed copy of this letter, whereupon the applicable undertakings set forth in the third through sixth paragraphs of this letter shall become our binding agreement.

                                              Sincerely,

                                              *


                                              By:
                                                  ------------------------------
                                                  Name: *
                                                  Title: CEO/President


ACCEPTED AND APPROVED, on behalf of itself and, as applicable, its security holders and subsidiaries, as of the date hereof:

GAINSCO, INC.


By:
   --------------------------------------
      Name:
      Title:


National Specialty Lines, Inc.


By:
   --------------------------------------
      Name:
      Title:

DLT Insurance Adjusters, Inc.


By:
   --------------------------------------
      Name:
      Title:

Lalande Financial Group, Inc.


By:
   --------------------------------------
      Name:
      Title:



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                                                                         ANNEX I

                                       *'S
                                 ACQUISITION OF
        NATIONAL SPECIALTY LINES, INC., DLT INSURANCE ADJUSTERS, INC. AND
                         LALANDE FINANCIAL GROUP, INC.

                                   Summary of
                                      Terms


                                  June 28, 2002

TRANSACTION.............................    (A) * (together with its
                                            subsidiaries, "*") would acquire all
                                            of the - outstanding capital stock
                                            of National Specialty Lines, Inc.
                                            ("NSL"), DLT Insurance Adjusters,
                                            Inc. ("DLT"), and Lalande Financial
                                            Group, Inc. ("LFG") (collectively,
                                            the "Companies") from GAINSCO, INC.
                                            (the "Seller") for a purchase price
                                            equal to *% of direct premiums
                                            earned (not including any premiums
                                            earned as identified in B below) by
                                            * (or its affiliates) on automobile
                                            business produced by NSL during a
                                            period of * years from the closing
                                            date, payable quarterly and subject
                                            to an aggregate maximum of $*.

                                            (B) * would provide an underwriting
                                            market that upon closing would
                                            assume on fair market terms the
                                            unearned premium reserves of the
                                            Seller's subsidiary (MGA Insurance
                                            Company, Inc. "MGA Insurance
                                            Company") relating to the
                                            non-standard automobile business
                                            produced and serviced by the
                                            Company.

                                            (C) The value of net assets less
                                            liabilities of NSL and DLT,
                                            including fixed assets, would be
                                            reviewed by * and Seller during due
                                            diligence to mutually agree on a
                                            closing transfer value in addition
                                            to the above.

                                            (D) * would provide agreed upon
                                            services after closing to MGA
                                            Insurance Company through NSL and
                                            DLT for the runoffs of MGA Insurance
                                            Company policies and of MGA
                                            Insurance Company claims. Terms
                                            mutually acceptable to each party
                                            for providing run-off service will
                                            be determined during due diligence
                                            review.

                                            (E) Following additional review, the
                                            parties may use an alternative
                                            structure for the Transaction if it
                                            is determined that such structure is
                                            more efficient for accounting, tax
                                            or other purposes, provided that the


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                                            substance of the terms and
                                            conditions set forth herein would
                                            not be altered.

                                            (F) * and Seller would mutually
                                            agree to an insurance transition
                                            strategy, to be effective with the
                                            closing date, to transition new and
                                            renewal business produced by the
                                            Companies to *.

NON-COMPETE REQUIREMENTS.................   In consideration of the transactions
                                            contemplated hereby, the Seller
                                            would be subject to non-compete
                                            arrangements (the "Non-Compete
                                            Requirements"), which would survive
                                            the Closing for five years. The
                                            Non-Compete Requirements would
                                            provide, among other things, that
                                            (1) the Seller would not at any time
                                            interfere with or otherwise disrupt
                                            the relationship between the
                                            Companies and any current employee,
                                            agent, client or customer of the
                                            Companies, and (2) the Seller would
                                            not, for itself, or on behalf of any
                                            entity, compete in any manner with
                                            the business of the Companies as
                                            conducted by the Companies prior to
                                            the Closing.

CONDITIONS TO CLOSING....................   The obligations of * to complete the
                                            Transaction would be subject to the
                                            satisfaction of those conditions
                                            customarily contained in
                                            transactions of this type,
                                            including, among others, (1)
                                            obtaining all requisite regulatory
                                            approvals and required consents and
                                            approvals from third parties, (2)
                                            the cancellation and retirement of
                                            all securities of the Companies
                                            which may be exercisable or
                                            exchangeable for or convertible into
                                            shares of the capital stock of the
                                            Companies, including all warrants
                                            and stock options, and the
                                            termination of any existing stock
                                            incentive arrangements and
                                            stockholders agreements, (3) the
                                            repayment in full of all long-term
                                            indebtedness of the Companies (if
                                            any), (4) entering into the
                                            arrangements described above under
                                            the caption "Non-Compete
                                            Requirements," (5) obtaining
                                            satisfactory assurance that the
                                            status of the Companies' licenses,
                                            as appropriate will be sufficient to
                                            conduct their business after the
                                            Closing, (6) entering into
                                            arrangements satisfactory to * and
                                            Seller with the employees of the
                                            Companies (it is understood by the
                                            parties that, following additional
                                            due diligence, * and the Seller
                                            would agree upon a minimum number of
                                            employees of the Companies who would
                                            be retained for an agreed upon time
                                            period), (7) if requested by *, the
                                            termination of existing reinsurance
                                            arrangements of MGA Insurance
                                            Company as such arrangements relate
                                            to the business produced by the
                                            Companies on terms satisfactory to
                                            *, (8) obtaining the approval of the
                                            Board of Directors of * (or a
                                            committee thereof), (9) the
                                            non-occurrence


                                       9
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                                            of any material adverse change in
                                            the business or financial condition
                                            of the Companies, (10) the accuracy
                                            of the representations and
                                            warranties made by the Sellers in
                                            connection with the Transaction as
                                            of the Closing (11) the completion,
                                            to its full satisfaction, of *'s due
                                            diligence examination of the
                                            Companies and related matters, (12)
                                            execution of mutually agreed upon
                                            service contracts with *, NSL and
                                            DLT for the runoffs of MGA Insurance
                                            Company policies and claims, and
                                            (13) obtaining the approval of the
                                            Board of Directors of Seller. Due
                                            diligence requests, Board approvals
                                            and similar matters would be
                                            accomplished in the period prior to
                                            the execution of a definitive
                                            agreement and would not remain
                                            therein as closing conditions.

REPRESENTATIONS, COVENANTS AND
    INDEMNIFICATION......................   (A) The Seller would make
                                            representations, warranties and
                                            covenants to * as are required by *.
                                            The Seller would also provide * with
                                            an appropriate indemnity for
                                            damages, if any, * incurs as a
                                            result of a breach of a
                                            representation, warranty, covenant
                                            or agreement of the Seller.

                                            (B) * would make representations,
                                            warranties and covenants to Seller
                                            as are required by Seller. * would
                                            also provide Seller with an
                                            appropriate indemnity for damages,
                                            if any, Seller incurs as a result of
                                            a breach of a representation,
                                            warranty, covenant or agreement of
                                            *.

TRANSACTION COSTS........................   Each party would bear its own costs,
                                            fees and expenses incurred in
                                            connection with the Transaction.

                                     * * * *